UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2024

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

“Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, Kazakhstan
(Address of principal executive offices)

050040
(Zip code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 19, 2024, Freedom Holding Corp. (the “Company”) held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”). As of July 24, 2024, the record date for the 2024 Annual Meeting, 60,721,010 shares of the Company's common stock were issued and outstanding and entitled to vote at the 2024 Annual Meeting. A summary of the matters voted upon by the Company's stockholders is set forth below.

Proposal 1 - Election of Directors. The Company's stockholders elected Andrew Gamble, Amber Williams and Kairat Kelimbetov as Class II directors of the Company until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE

Andrew Gamble	42,618,684	77	1,957,028
Amber Williams	42,570,028	48,733	1,957,028
Kairat Kelimbetov	42,602,690	16,071	1,957,028

Proposal 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company's named executive officers. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

42,599,378	18,826	557	1,957,028

Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes of Named
Executive Officer Compensation. The Company's stockholders voted to approve, on an advisory basis, the frequency with which stockholders are provided an advisory vote on compensation of the Company’s named executive officers. The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE

42,611,768	6,066	527	400	1,957,028

Based on the results of the advisory vote, the Company will hold a non-binding, advisory vote on the compensation of its named executive officers annually.

Proposal 4 - Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm. The Company's stockholders voted to ratify the appointment of Deloitte LLP in Kazakhstan, a member of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee, as the Company's independent registered public accounting firm for the 2025 fiscal year. The voting results were as follows:

FOR	AGAINST	ABSTAIN

44,568,387	7,256	146

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: September 23, 2024	By:	/s/ Adam Cook
Adam Cook
Corporate Secretary

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